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                                                                  EXHIBIT 10.12


                         Dated   29th  January 1999
                         --------------------------
                               (1) DR KEVIN AUTON


                          (2) GENOMIC SOLUTIONS LIMITED





                          COMPROMISE AGREEMENT PURSUANT

                           TO SECTION 77(4)(aa) OF THE

                          SEX DISCRIMINATION ACT 1975,

                           SECTION (72)(4)(aa) OF THE

                            RACE RELATIONS ACT 1976,

                     SECTION 288(2A) OF THE TRADE UNION AND

                   LABOUR RELATIONS (CONSOLIDATION) ACT 1992,

            SECTION 9(2)(b) OF THE DISABILITY DISCRIMINATION ACT 1995

                           AND SECTION 203 (2) (f) OF

                         THE EMPLOYMENT RIGHTS ACT 1996





                              Hewitson Becke + Shaw
                                   Solicitors
                                42 Newmarket Road
                                    Cambridge
                                     CB5 8EP


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AN AGREEMENT made the 29th, day of  January 1999
------------

BETWEEN

KEVIN AUTON of 42 Croftsfield Road, Godmanchester, Cambridgeshire PE18 8ED (hereinafter called "Dr Auton") of the first part and

GENOMIC SOLUTIONS LIMITED whose registered office is situate at Unit 3, Forge Close, Little End Road, Eaton Socon, Huntingdon, PE19 3TP (hereinafter called "the Company") of the second part.

WHEREAS:-

            (1) Dr Auton's employment with the Company will terminate on 14th May 2000 ("the Termination Date") upon expiry of the written notice given to Dr Auton on 15th November 1999 unless terminated earlier pursuant to clause 2.5 below..

            (2) The Company has exercised its right pursuant to its Employment Agreement ("the Employment Agreement") with Dr Auton dated 9th December 1998 to require Dr Auton not to attend, inter alia, his place of work.

                    Michael Barham, a Solicitor, of Messrs Barr Ellison of 39 Parkside, Cambridge CB1 1PN (hereinafter called "Mr Barham") has been advising Dr Auton as to his rights arising upon the said termination of his employment and in particular as to any right which he has or may have to institute any proceedings in an Employment Tribunal in respect of which a Conciliation Officer is authorised to act by virtue of section 18 of the Employment Tribunals Act 1996 including (but not limited to) any proceedings complaining that the Company breached Dr Auton's contract of employment with it, committed an act of discrimination against Dr Auton which was unlawful by virtue of Part II of the Sex

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                    Discrimination Act 1975 ("the 1975 Act") or by virtue of
                    Part II of the Race Relations Act 1976 ("the 1976 Act") or by virtue of Part II of the Disability Discrimination Act 1995 ("the 1995 Act"), breached the provisions of the Trade Union and Labour Relations (Consolidation) Act 1992 ("the 1992 Act"), unfairly dismissed Dr Auton in contravention of the provisions of Chapter I of Part X to the Employment Rights Act 1996 ("the 1996 Act") or that it made any deduction from his wages or received any payment from him in contravention of section 13)(1) or section 15(l) of the 1996 Act, all of which proceedings are referred to below as "the Particular Proceedings".

          (4) The parties acknowledge that Dr Auton has raised complaints of the type more particularly described in recital (3) above and that the purpose and intention of this Agreement is to lawfully and validly exclude, waive and compromise such complaints

WHEREBY IT IS AGREED AS FOLLOWS:
-------------------------------

1. In this Agreement unless the context otherwise requires the expression "Associated Company" shall mean:-

           1.1 a subsidiary or holding company of the Company or a subsidiary of any such holding company;

           1.2 a company having an ordinary share capital of which not less than 25 per cent is owned directly or in directly by the Company applying the provisions of Section 838 of the Income and Corporation Taxes Act 1988 in the determination of ownership;

           1.3 any other company which is a member of the Genomic group of companies at the date hereof.

2. Provided that Dr Auton has executed a copy of this Agreement and sent it to the Company or its Solicitors:

2.1 Between the date of this Agreement and 14th May 2000 Dr Auton's employment with the

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         Company will be subject to the terms of the Employment Agreement dated
         9th  December  1998 save as varied by this Agreement.

2.2 Dr Auton shall be entitled to all benefits arising under clauses 6 and 9, save that the Company confirms that it will not exercise any discretion to award a bonus to Dr Auton pursuant to clause 6.1.2 of the Employment Agreement.

2.3 In addition to the continuing benefits referred to in clause 2.2 above Dr Auton shall be entitled to retain for his personal use the mobile telephone and lap top computer provided by the Company to Dr Auton until 14th May 2000.

2.4 Dr Auton will be entitled to seek alternative employment during the balance of his notice period and if called upon to do so by a prospective employer of Dr Auton, the Company will provide to that prospective employer a reference in respect of Dr Auton substantially in accordance with the tenor of the draft attached as the First Schedule hereto.

2.5 Dr Auton as a separate obligation will notify the Company if he is successful in obtaining alternative employment during the period up to 14th May 2000 by contacting The Vice Chairman. In the event that such alternative employment can commence prior to 14th May 2000 the Company may, at its absolute discretion, release Dr Auton from his employment upon the condition that it has no obligation thereafter to pay him or provide any of the benefits provided for in the Employment Agreement or those referred to in clause 2.3 above and that the deemed termination date for the purposes of clause 18 of the Employment Agreement shall be 14th May 2000.

2.6 The Company will within 28 Days pay to Dr Auton the sum of $16 000 less tax and National Insurance contributions and in consideration for that payment Dr Auton shall take all necessary steps and execute all necessary documents to ensure the relinquishing of all Dr Auton's rights, duties and obligations pursuant to the promissory note dated 28th October 1999 and its attached warrants which documents are attached for the avoidance of doubt as the Third Schedule to this Agreement.

2.7 Dr Auton hereby acknowledges that thereafter he will have no rights arising from the

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         documents referred to in clause 2.7 or the transfer thereof

2.8 The Company shall procure that Dr Auton be permitted to exercise 37,500 of the options vested or to be vested in his favour arising from the Genomic Solutions Inc 1998 Stock Options Plan Incentive Stock Option Agreement provided that such options must be exercised within 90 days of the Termination Date or any earlier termination date. For the avoidance of doubt, under the above arrangement it is intended by the parties that Dr Auton shall be entitled to exercise 25 000 shares from his first option agreement which total shall include any shares which had vested prior to the Termination date. In relation to his second option agreement Dr Auton shall be entitled to exercise 12 500 shares.

2.9 make a contribution to Dr Auton's adviser's fees in this matter, such contribution to be of no more than Pound Sterling 750 plus Value Added Tax and to be made forthwith upon production to the Company of Barr Ellison's invoice (addressed to Dr Auton but shown as payable by the Company) for advising Dr Auton on the terms and effect of this Agreement.

3. Dr Auton HEREBY ACCEPTS the monies and the benefits to be provided to him under clause 2 above in full and final settlement of all and any claims and rights of action (including the Particular Proceedings and any claims or rights of action under equity, contract, statute, tort or European law) which he has or may have against the Company or any Associated Company arising from or connected with his employment by the Company or the termination thereof (except in relation to any claim for personal injury which Dr Auton may have against the Company) and HEREBY AGREES to refrain from instituting the Particular Proceedings.

4. Dr Auton HEREBY AGREES pursuant to clause 15 of the Employment Agreement to resign as a Director of the Company.

5. For the avoidance of doubt, the benefits referred to in clause 2 above shall be provided on condition that if:

         5.1 contrary to the intention of the parties Dr Auton's right to present an unfair dismissal claim against the Company has not been validly and lawfully excluded

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               by the provisions of this Agreement;

         5.2 Dr Auton should commence proceedings against the Company for unfair dismissal; and

         5.3 an Employment Tribunal should find that he was unfairly dismissed by the Company (which is denied)

         The value of the said benefits shall be brought into account by him in calculating any compensatory award to which he may be entitled pursuant to section 123 of the 1996 Act.

6. Dr Auton HEREBY CONFIRMS that he has complied with clause 16.2 of the Employment Agreement.

7. The parties HEREBY AGREE that they shall not make or publish by any means or medium whatsoever to any person, firm, company, organisation or body wheresoever (or cause or procure to be so made or published) any statement or communication (whether transmitted orally, in writing or electronically) concerning the circumstances surrounding the termination of Dr Auton's employment with the Company or the reasons for such termination SAVE FOR the statement attached as the Second Schedule hereto.

8. In consideration of the payment to him by the Company of the sum of Pound Sterling 10.00, less Income Tax (which payment shall be made on the date of this Agreement) Dr Auton HEREBY UNDERTAKES to the Company that he shall keep the terms of this Agreement confidential and not disclose its terms to any person, firm, company, organisation or body without the prior written permission of a Director of the Company PROVIDED THAT nothing contained in this clause 8 shall prevent Dr Auton from disclosing the terms of this Agreement to his spouse or partner or the Inland Revenue or the Department of Social Security or pursuant to any Order of a Court or Tribunal of competent jurisdiction.

9. Dr Auton HEREBY WARRANTS to the Company that he received advice from Mr Barham as to the terms and effect of this Agreement prior to Dr Auton executing the

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         same and (in particular) as to its effect on his ability to institute the Particular Proceedings believing (to the best of his knowledge, information and belief) Mr Barham to have been a "relevant independent adviser" at the time or times such advice was given having regard to the definitions given to those words by section 77(4B) of the 1975 Act, section 72(4B) of the 1976 Act, section 288(4) of the 1992 Act, section 9(4) of the 1995 Act and section 203(4) of the 1996 Act, as each of those sections have been amended by the provisions of the Employment Rights (Dispute Resolution) Act 1998.

10. A true copy of a letter dated 29 December 1999 from Barr Ellison to the Company's Solicitors is attached as the Third Schedule hereto.

11. The parties HEREBY ACKNOWLEDGE AND AGREE that the conditions (as far as they understand them) regulating compromise agreements under the 1975 Act, the 1976 Act, the 1992 Act, the 1995 Act and the 1996 Act are satisfied by the terms of this Agreement and by the letter attached as the Third Schedule hereto.

12. This Agreement shall be construed in accordance with the law of England and Wales.



AS WITNESS WHEREOF Dr Auton and a duly authorised representative of the Company
------------------
have set their hands the day and year first above written.


SIGNED by the said         )
DR KEVIN AUTON             ) /s/ Kevin Auton
in the presence of:        )




SIGNED by   )
duly authorised to do so   )
for and behalf of          )
GENOMIC SOLUTIONS LIMITED  ) /s/ P. Nicholas King
in the presence of:        )


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